ASSIGNMENT OF PATENT APPLICATION

FOR GOOD AND VALUABLE CONSIDERATION,

I, the undersigned, hereby agree to assign for good and valuable consideration, receipt of which is hereby expressly acknowledged, and do hereby sell, assign, and transfer unto:

Forza X1, Inc. being located at ***3101 South U.S. HWY 1, Fort Pierce, FL 34982***

an entity organized under the laws of the state of ***Delaware*** as Assignee, and its successors, assigns, and legal representatives, all my right, title, and interest, for all countries in and to (i) certain inventions relating to:

STEERING AND CONTROL METHOD FOR ELECTRIC OUTBOARD LOWER DRIVE UNIT, AND METHOD FOR INTERCHANGING LOWER DRIVE UNITS

as described in U.S. ***Provisional*** Utility Patent Application ***631207, 748*** filed ***March 18, 2021,***

the invention(s) and improvement(s) set forth therein and (ii) said patent applications, any patent application claiming the benefit thereof, and any, and all continuations, continuations-in-part, divisionals, and renewals of and substitutes for said patent application, and (iii) all the rights and privileges under any and all patents that may granted therefore in any country and any reissues, or reexaminations, or extensions of the patents. I request that any and all patents for the inventions be issued to the Assignee, its successors, assigns, and legal representatives, or to such nominees as it may designate.

I agree that when requested, I will, without charge to the Assignee but at its expense, sign all papers, take all rightful oaths, and do all acts that may be necessary, desirable, or convenient for securing and maintaining patents for the inventions, in any and all countries and for vesting title thereto in the Assignee, its successors, assigns, and legal representatives or nominees.

I authorize and empower the Assignee, its successors, assigns and legal representatives or nominees, to invoke and claim for any application for patent or other form of protection for the inventions filed by it or them, the benefit of the right of priority provided by the International Convention for the Protection of Industrial Property, as amended, or by any convention which may henceforth be substituted for it, and to invoke and claim such right of priority without further written or oral authorization from me.

I hereby consent that a copy of this assignment shall be deemed a full legal and formal equivalent of any assignment, consent to file, or like document that may be required in any country for any purpose and more particularly in proof of the right of the Assignee or nominee to claim the aforesaid benefit of the right of priority provided by the International convention which may hence forth be substituted for it.

I covenant with the Assignee, its successors, assigns, and legal representatives, that the rights and property herein conveyed are free and clear of any encumbrance and that I have full right to convey the same as herein expressed.

IN WITNESS WHEREOF, I have hereunto signed my name on the day and year set forth below

[signature] 12/1/21

Inventor's Signature Date

Daniel Norton

Inventor's Printed Name

ASSIGNMENT OF PATENT APPLICATION

FOR GOOD AND VALUABLE CONSIDERATION,

I, the undersigned, hereby agree to assign for good and valuable consideration, receipt of which is hereby expressly acknowledged, and do hereby sell, assign, and transfer unto:

FORZA X1, Inc. being located at **3101 South HWY 1, Fort Pierce, FL 34982**

an entity organized under the laws of the state of **Delaware** as Assignee, and its successors, assigns, and legal representatives, all my right, title, and interest, for all countries in and to (i) certain inventions relating to:

BOAT MOTOR FRAME
as described in U.S. Design application 29/818,842, filed December 10, 2021,

BOAT MOTOR COVER
as described in U.S. Design application 29/818,844, filed December 10, 2021,

A TRIM AND TILT MECHANISM WITH A METHOD OF ROUTING CABLES AND HOSES THROUGH A POVOT AXIS CHANNEL
as described in U.S. Provisional Utility application 63/287,740, filed December 9, 2021,

BOAT MOTOR COVER
as described in U.S. Design application 29/819,262 filed December 14, 2021,

the invention(s) and improvement(s) set forth therein and (ii) said patent applications, any patent application claiming the benefit thereof, and any, and all continuations, continuations-in-part, divisionals, and renewals of and substitutes for said patent application, and (iii) all the rights and privileges under any and all patents that may granted therefore in any country and any reissues, or reexaminations, or extensions of the patents. I request that any and all patents for the inventions be issued to the Assignee, its successors, assigns, and legal representatives, or to such nominees as it may designate.

I agree that when requested, I will, without charge to the Assignee but at its expense, sign all papers, take all rightful oaths, and do all acts that may be necessary, desirable, or convenient for securing and maintaining patents for the inventions, in any and all countries and for vesting title thereto in the Assignee, its successors, assigns, and legal representatives or nominees.

I authorize and empower the Assignee, its successors, assigns and legal representatives or nominees, to invoke and claim for any application for patent or other form of protection for the inventions filed by it or them, the benefit of the right of priority provided by the International Convention for the Protection of Industrial Property, as amended, or by any convention which may henceforth be substituted for it, and to invoke and claim such right of priority without further written or oral authorization from me.

I hereby consent that a copy of this assignment shall be deemed a full legal and formal equivalent of any assignment, consent to file, or like document that may be required in any country for any purpose and more particularly in proof of the right of the Assignee or nominee to claim the aforesaid benefit of the right of priority provided by the International convention which may hence forth be substituted for it.

I covenant with the Assignee, its successors, assigns, and legal representatives, that the rights and property herein conveyed are free and clear of any encumbrance and that I have full right to convey the same as herein expressed.

IN WITNESS WHEREOF, I have hereunto signed my name on the day and year set forth below

Inventor's Signature

12/17/21
Date

Daniel Norton
Inventor's Printed Name

ASSIGNMENT OF PATENT APPLICATION

FOR GOOD AND VALUABLE CONSIDERATION,

I, the undersigned, hereby agree to assign for good and valuable consideration, receipt of which is hereby expressly acknowledged, and do hereby sell, assign, and transfer unto:

FORZA X1, Inc. being located at **3101 South HWY 1, Fort Pierce, FL 34982**

an entity organized under the laws of the state of **Delaware** as Assignee, and its successors, assigns, and legal representatives, all my right, title, and interest, for all countries in and to (i) certain inventions relating to:

A CLOSED LOOP HEAT EXCHANGER INTEGRATED IN A LOWER DRIVE UNIT
as described in U.S. Provisional application 63/297,013, filed January 6, 2022,

the invention(s) and improvement(s) set forth therein and (ii) said patent applications, any patent application claiming the benefit thereof, and any, and all continuations, continuations-in-part, divisionals, and renewals of and substitutes for said patent application, and (iii) all the rights and privileges under any and all patents that may granted therefore in any country and any reissues, or reexaminations, or extensions of the patents. I request that any and all patents for the inventions be issued to the Assignee, its successors, assigns, and legal representatives, or to such nominees as it may designate.

I agree that when requested, I will, without charge to the Assignee but at its expense, sign all papers, take all rightful oaths, and do all acts that may be necessary, desirable, or convenient for securing and maintaining patents for the inventions, in any and all countries and for vesting title thereto in the Assignee, its successors, assigns, and legal representatives or nominees.

I authorize and empower the Assignee, its successors, assigns and legal representatives or nominees, to invoke and claim for any application for patent or other form of protection for the inventions filed by it or them, the benefit of the right of priority provided by the International Convention for the Protection of Industrial Property, as amended, or by any convention which may henceforth be substituted for it, and to invoke and claim such right of priority without further written or oral authorization from me.

I hereby consent that a copy of this assignment shall be deemed a full legal and formal equivalent of any assignment, consent to file, or like document that may be required in any country for any purpose and more particularly in proof of the right of the Assignee or nominee to claim the aforesaid benefit of the right of priority provided by the International convention which may hence forth be substituted for it.

I covenant with the Assignee, its successors, assigns, and legal representatives, that the rights and property herein conveyed are free and clear of any encumbrance and that I have full right to convey the same as herein expressed.

IN WITNESS WHEREOF, I have hereunto signed my name on the day and year set forth below

[signature] | 1/6/22
Inventor's Signature | Date

Daniel Norton
Inventor's Printed Name

ASSIGNMENT OF PATENT APPLICATION

FOR GOOD AND VALUABLE CONSIDERATION,

I, the undersigned, hereby agree to assign for good and valuable consideration, receipt of which is hereby expressly acknowledged, and do hereby sell, assign, and transfer unto:

FORZA X1, Inc. being located at **3101 South HWY 1, Fort Pierce, FL 34982**

an entity organized under the laws of the state of **Delaware** as Assignee, and its successors, assigns, and legal representatives, all my right, title, and interest, for all countries in and to (i) certain inventions relating to:

A CLOSED LOOP HEAT EXCHANGER INTEGRATED IN A LOWER DRIVE UNIT
as described in U.S. Provisional application 63/297,013, filed January 6, 2022,

the invention(s) and improvement(s) set forth therein and (ii) said patent applications, any patent application claiming the benefit thereof, and any, and all continuations, continuations-in-part, divisionals, and renewals of and substitutes for said patent application, and (iii) all the rights and privileges under any and all patents that may granted therefore in any country and any reissues, or reexaminations, or extensions of the patents. I request that any and all patents for the inventions be issued to the Assignee, its successors, assigns, and legal representatives, or to such nominees as it may designate.

I agree that when requested, I will, without charge to the Assignee but at its expense, sign all papers, take all rightful oaths, and do all acts that may be necessary, desirable, or convenient for securing and maintaining patents for the inventions, in any and all countries and for vesting title thereto in the Assignee, its successors, assigns, and legal representatives or nominees.

I authorize and empower the Assignee, its successors, assigns and legal representatives or nominees, to invoke and claim for any application for patent or other form of protection for the inventions filed by it or them, the benefit of the right of priority provided by the International Convention for the Protection of Industrial Property, as amended, or by any convention which may henceforth be substituted for it, and to invoke and claim such right of priority without further written or oral authorization from me.

I hereby consent that a copy of this assignment shall be deemed a full legal and formal equivalent of any assignment, consent to file, or like document that may be required in any country for any purpose and more particularly in proof of the right of the Assignee or nominee to claim the aforesaid benefit of the right of priority provided by the International convention which may hence forth be substituted for it.

I covenant with the Assignee, its successors, assigns, and legal representatives, that the rights and property herein conveyed are free and clear of any encumbrance and that I have full right to convey the same as herein expressed.

IN WITNESS WHEREOF, I have hereunto signed my name on the day and year set forth below

Inventor's Signature

1/8/2022
Date

Jean-Marc Zanni
Inventor's Printed Name

ASSIGNMENT OF PATENT APPLICATION

FOR GOOD AND VALUABLE CONSIDERATION,

I, the undersigned, hereby agree to assign for good and valuable consideration, receipt of which is hereby expressly acknowledged, and do hereby sell, assign, and transfer unto:

FORZA X1, Inc. being located at **3101 South HWY 1, Fort Pierce, FL 34982**

an entity organized under the laws of the state of **Delaware** as Assignee, and its successors, assigns, and legal representatives, all my right, title, and interest, for all countries in and to (i) certain inventions relating to:

JET DRIVE LOWER UNIT FOR AN ELECTRIC OUTBOARD MOTOR
as described in U.S. Provisional Utility application 63/293,420, filed December 23, 2021,

the invention(s) and improvement(s) set forth therein and (ii) said patent applications, any patent application claiming the benefit thereof, and any, and all continuations, continuations-in-part, divisionals, and renewals of and substitutes for said patent application, and (iii) all the rights and privileges under any and all patents that may granted therefore in any country and any reissues, or reexaminations, or extensions of the patents. I request that any and all patents for the inventions be issued to the Assignee, its successors, assigns, and legal representatives, or to such nominees as it may designate.

I agree that when requested, I will, without charge to the Assignee but at its expense, sign all papers, take all rightful oaths, and do all acts that may be necessary, desirable, or convenient for securing and maintaining patents for the inventions, in any and all countries and for vesting title thereto in the Assignee, its successors, assigns, and legal representatives or nominees.

I authorize and empower the Assignee, its successors, assigns and legal representatives or nominees, to invoke and claim for any application for patent or other form of protection for the inventions filed by it or them, the benefit of the right of priority provided by the International Convention for the Protection of Industrial Property, as amended, or by any convention which may henceforth be substituted for it, and to invoke and claim such right of priority without further written or oral authorization from me.

I hereby consent that a copy of this assignment shall be deemed a full legal and formal equivalent of any assignment, consent to file, or like document that may be required in any country for any purpose and more particularly in proof of the right of the Assignee or nominee to claim the aforesaid benefit of the right of priority provided by the International convention which may hence forth be substituted for it.

I covenant with the Assignee, its successors, assigns, and legal representatives, that the rights and property herein conveyed are free and clear of any encumbrance and that I have full right to convey the same as herein expressed.
IN WITNESS WHEREOF, I have hereunto signed my name on the day and year set forth below

[signature]
Inventor's Signature

2/15/22
Date

Daniel Norton
Inventor's Printed Name